UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

               Worldwide Specialty Chemicals Inc.               –

(Exact name of registrant as specified in its charter)

               Delaware               –

(State or other jurisdiction of incorporation)

000-55554 –	47-5048026 –
(Commission File Number)	(IRS Employer Identification No.)

                    1221 W. Campbell Road, Suite #271, Richardson, TX 75080                    .

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (214) 676-5475

ZEC, Inc.

1002 North Central Expressway, Suite #495, Richardson, TX 75080.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2017, ZEC, Inc. (the “Company”) filed a Certificate of Amendment to reflect an amendment to the Articles of Incorporation of the Company.

Pursuant to the Certificate of Amendment, the name of the Company has been changed to Worldwide Specialty Chemicals Inc.

The Certificate of Amendment is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
3.1 *	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on August 17, 2017

_______________

*  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEC, INC.
(Registrant)

By:	/s/ E. Thomas Layton
	Name:	E. Thomas Layton
	Title:	Chairman/Chief Executive Officer